EXHIBIT 10.24

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

MEMBRANE TESTING AGREEMENT

This Membrane Testing Agreement (“Agreement”) is effective this 19th day of March, 2004, by and between Hoku Scientific, Inc., a Hawaii corporation located at 2153 North King Street, Suite 300, Honolulu, Hawaii 96819 USA (“HOKU”), and Nissan Motor Co., Ltd. located at 2 Takara-cho, Kanagawa-ku, Yokohama, Kanagawa 220-8623 Japan (“NISSAN” and, together with HOKU, the “Parties”).

BACKGROUND & PURPOSE

HOKU is developing a proprietary fuel cell membrane (“HOKU Membrane”), which has the potential to replace perfluorinated membranes as the standard membrane technology for use in proton exchange membrane fuel cells (“PEMFC”). HOKU is actively seeking development partners and customers for HOKU Membrane.

NISSAN develops and manufactures PEMFC stacks and integrated systems (the “NISSAN Fuel Cells”) for automotive applications. The NISSAN Fuel Cells currently use perfluorinated membranes, and NISSAN is actively looking for a superior membrane for use in the NISSAN Fuel Cells.

NISSAN desires to send its representatives to the HOKU address set forth above (the “HOKU Facility”) to witness testing of HOKU Membrane to verify the performance of HOKU Membrane under certain operating conditions, as set forth in this Agreement.

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Confidentiality. Without limiting the terms of the Mutual Confidentiality Agreement (the “Confidentiality Agreement”) dated January 15, 2004, by and between the Parties, the terms of this Agreement, the HOKU MEA (as defined below) production process and the testing to be performed pursuant to this Agreement, and the results of any such testing, shall be deemed Confidential Information as defined in the Confidentiality Agreement.

2. NISSAN’S Obligations.

2.1. NISSAN shall send [ * ] representatives (the “NISSAN Representatives”) to the HOKU Facility from March 29, 2004 through and including April 9, 2004 (the “Testing Period”), at mutually agreed upon times for the sole purpose of observing the HOKU Testing (as defined in Section 3.1 below). The NISSAN Representatives shall be employees of NISSAN.

2.2. NISSAN shall produce [ * ] membrane electrode assemblies using the same components that are currently being used in NISSAN Fuel Cells (“NISSAN MEA”), and shall bring each NISSAN MEA to the HOKU Facility. Each NISSAN MEA will have an active area of [ * ].

3. HOKU’S Obligations. HOKU shall produce [ * ] membrane electrode assemblies incorporating HOKU Membrane(“HOKUMEA”) and [ * ] membrane electrode assemblies incorporating Nafion®112 membrane (“Nafion MEA”). The active area of the HOKU MEA and the Nissan MEA is set forth on Exhibit A. Each HOKU MEA and Nafion MEA shall be assembled in the presence of the NISSAN Representatives; provided, however, that the production of HOKU Membrane will be completed without observation by the NISSAN Representatives.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.1. HOKU Testing. HOKU shall perform the tests of HOKU MEA, Nafion MEA and NISSAN MEA that are described on Appendix A (“HOKU Testing”). All HOKU Testing shall be performed in the presence of the NISSAN Representatives at the HOKU Facility during the Testing Period. NISSAN Representatives shall be permitted to inspect the HOKU testing equipment and shall have access to all data generated by the testing equipment in connection with the HOKU Testing. HOKU and NISSAN shall have a video or telephone conference to assess the capabilities of the HOKU testing equipment at the end of the first day of HOKU Testing described on Appendix A, and shall have a wrap-up meeting as described on Appendix B at the end of every day of HOKU Testing.

3.2. HOKU Testing Results. Upon completion of the HOKU Testing, HOKU shall provide NISSAN with a written summary of the results of the HOKU Testing, which shall include the information set forth on Appendix C (the “HOKU Report”). The HOKU Report shall be provided in hard copy and electronic formats. Such results shall be considered Confidential Information pursuant to the Confidentiality Agreement. NISSAN may ask questions regarding the HOKU Report for a period of 2 months following completion of the HOKU Testing.

4. Costs. NISSAN agrees to subsidize the costs for HOKU to perform the HOKU Testing in the amount of [ * ] per working day of HOKU Testing (the “Testing Cost”). The Parties anticipate that the HOKU Testing shall not last more than [ * ]. HOKU Testing may only continue beyond [ * ] with the consent of both NISSAN and HOKU. In the event that HOKU and NISSAN agree to continue the HOKU Testing beyond [ * ], then (a) NISSAN shall pay the Testing Cost for the additional days of HOKU Testing if the delay is not caused by HOKU; or (b) NISSAN shall not pay the Testing Cost for the additional days of HOKU Testing if the delay is caused by HOKU. HOKU shall deliver to NISSAN the HOKU Report immediately after the completion of HOKU Testing, and NISSAN shall, immediately upon receipt thereof, inspect the same to verify whether the HOKU Testing is performed in accordance with the description in Appendix A. In the event that the HOKU Report proves that HOKU Testing is completed in accordance with the description in Appendix A, NISSAN shall notify HOKU in writing of the inspection clearance. HOKU, after receiving such inspection clearance, shall deliver to NISSAN an invoice and NISSAN shall, within [ * ] after receipt of such invoice from HOKU, pay HOKU for the Testing Cost up to the amount specified in the invoice. [ * ] shall bear [ * ] costs and expenses incurred in connection with the HOKU Testing, including but not limited to travel costs.

5. No Transfer of Rights. No rights are granted to NISSAN with respect to the HOKU Membrane, HOKU MEA, or any intellectual property of HOKU, by virtue of entering into this Agreement, conducting the HOKU Testing or providing the HOKU Report.

6. Relationship of the Parties. Until and unless the Parties sign a definitive agreement, neither shall be under any legal obligation of any kind whatsoever with respect to each other except for the matters specifically agreed to herein. Nothing contained in this Agreement shall be construed as constituting the relationship of the Parties to be one of agent/principal, partner, joint-venture or employer/employee, or cause any Party to be liable for any of the debts or obligations of the other, nor shall any Party have the right or authority to act for, incur any liability or obligation of any kind, express, or implied, in the name of or on behalf of any other Party hereto. This Agreement is non-exclusive, and either Party remains free to negotiate or enter into similar relationships with others. Since these discussions are non-binding, neither Party will rely in any way on the successful conclusion of a business relationship as a result of these discussions. Any business decision made in anticipation of a definitive agreement is at the sole risk of the Party making the decision.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7. Miscellaneous.

7.1. Term. The term of this Agreement shall commence on the date referenced above (the “Effective Date”) and shall terminate when HOKU delivers the HOKU Report to NISSAN and NISSAN pays the balance of the Testing Cost.

7.2. Severability. If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such provision shall be modified to the extent necessary to make it enforceable or, if necessary, shall be inoperative, and the remainder of this Agreement shall remain binding upon the Parties hereto.

7.3. Counterparts. This Agreement may be executed in several counterparts, including counterparts transmitted by telecopier, telefax, or any similar means of electronic transmission, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

7.4. No Third Party Beneficiaries. This Agreement confers no rights whatsoever upon any persons, other than the Parties hereto.

7.5. Waiver. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as waiver thereof, nor shall any single or partial exercise of any right hereunder by any Party preclude any other or further exercise of any other right and no waiver shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.

7.6. Disputes

7.6.1. Amicable Resolution. HOKU and NISSAN mutually desire that friendly collaboration will develop between the Parties. Accordingly, the Parties shall try to resolve in a friendly manner all disagreements and misunderstandings connected with each Party’s respective rights and obligations under this Agreement, including any amendments hereof.

7.6.2. Mediation and Alternate Dispute Resolution. Except for disputes with respect to intellectual property which must be submitted to a court of competent jurisdiction, to the extent that any misunderstanding or dispute cannot be resolved agreeably in a friendly manner, the dispute will be mediated by a mutually-acceptable mediator to be chosen by HOKU and NISSAN within forty-five (45) days after written notice by one of the parties demanding mediation. Neither Party may unreasonably withhold consent to the selection of a mediator, however, by mutual agreement either HOKU or NISSAN may postpone mediation until each has completed specified but limited discovery with respect to a dispute. The parties may also agree to attempt some other form of alternative dispute resolution (“ADR”) in lieu of mediation, including by way of example and without limitation neutral fact-finding or a mini-trial. Any mediation or ADR under this Agreement shall take place in the County of Santa Clara, State of California, U.S.A. The Federal Rules of Civil Procedure and Evidence shall exclusively apply in any mediation or ADR between the Parties pursuant to this Agreement.

Any dispute, other than a dispute with respect to intellectual property which must be submitted to a court of competent jurisdiction, which the Parties cannot resolve through negotiation, mediation or other form of ADR within six months of the date of the initial demand for it by one of the Parties may then be submitted to the courts for resolution. The use of any ADR procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Nothing in this Section 7.6 will prevent either Party from resorting to judicial proceedings (subject to Section 7.7 below) if (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (ii) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

7.6.3. Attorney’s Fees. If any action at law or in equity (including mediation or ADR) is necessary to enforce or interpret the terms of this Agreement the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such Party may be entitled.

7.7. Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement that result in judicial proceedings in accordance with Section 7.6 of this Agreement shall be tried and litigated exclusively in the state and federal courts located in the County of Santa Clara, State of California, U.S.A. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of Santa Clara, State of California, U.S.A. shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 7.9 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

7.8. Governing Law. This Agreement shall be governed and construed under the internal laws (and not the laws of conflicts) of the State of California.

7.9. Notices. Notices required or appropriate to be given under this Agreement shall be given by hand delivery or facsimile or electronic mail transmission and by certified mail return receipt requested, to the following address or in such other manner as shall be agreed to in writing by the Parties.

If to NISSAN: NISSAN MOTOR CO., LTD. 1 Natsushima-cho, Yokosuka, Kanagawa 237-8523, Japan FCV Engineering Department	If to HOKU: HOKU SCIENTIFIC, INC. 2153 N. King Street, Suite 300 Honolulu, HI 96819 USA Attn: President

7.10. Headings. The Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

7.11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each of the Parties hereto and their respective successors and assigns.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7.12. Assignment. This Agreement may not be assigned by either Party with or without the prior written consent of the Parties.

7.13. Integration of Prior Agreements; Amendment. This Agreement sets forth the entire understanding of the Parties regarding the matters set forth herein and supercedes all prior agreements, whether oral or written, regarding the subject matter hereof; provided, however, that the Confidentiality Agreement shall survive the execution and termination of this Agreement. Any amendment to this Agreement must be in writing and signed by the Parties.

(Signature Page Immediately Follows)

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Membrane Testing Agreement as of the date first set forth above.

NISSAN: NISSAN MOTOR CO., LTD.		HOKU: HOKU SCIENTIFIC, INC.

By:	/s/ Tarou Hagiwara	By:	/s/ Dustin M. Shindo
Name:	Tarou Hagiwara	Name:	Dustin M. Shindo
Title:	General Manager FCV Engineering Department	Title: Hoku Scientific, Inc. Chairman & CEO
Nissan Motor Co., Ltd. Authorized Signatory		Authorized Signatory

SIGNATURE PAGE TO MEMBRANE TESTING AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A

HOKU TESTING

[ * ]

Day 2:

1) Video or telephone conference pursuant to Section 3.1 of the Membrane Testing Agreement.

If the Parties agree that the HOKU testing equipment is performing satisfactorily, then move to the next test. If the performance of the HOKU testing equipment is deemed unsatisfactory, the HOKU Testing shall be postponed until the Parties agree on the next step.

2) MEA Assembly: Witness HOKU MEA assembly process

[ * ]

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

APPENDIX A-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-2

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-5

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-7

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[ * ]

HOKU Initials & Date	/s/ D.S. 29 Mar. 2004	NISSAN Initials & Date	/s/ T.H. 19 Mar. 2004

APPENDIX A-8

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix B

Wrap-up Meeting

HOKU and NISSAN will have a wrap-up meeting every day to discuss the test result and the progress of that day. HOKU will provide the data measured on that day. HOKU and NISSAN will discuss using that data. HOKU doesn’t need to provide final data. Initial data from which NISSAN will understand the test result is enough. If there is a big delay of testing, HOKU and NISSAN will discuss how to recover that delay. Flow in the case of delay is below.

[ * ]

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

APPENDIX B-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX C

HOKU Report

HOKU Report must include below items.

1. Cover Page

2. Contents

3. Test Stand Specification

4. Engineer’s Name in charge of the Test

5. Single Cell and MEA Drawing and Pictures Including Size

6. Serial # of HOKU Membrane

7. Test Stand#

8. Test Condition (Including the condition during assembling MEA)

9. Test Result (graphs and tables)

10. Comment or Judgment of HOKU

HOKU will provide the HOKU Report to NISSAN in hard copy and electronic formats.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

APPENDIX C-1